EXHIBIT 10.14
Execution Version

LOAN AGREEMENT

DATED AS OF NOVEMBER 16, 2007

BETWEEN

AMTRUST INTERNATIONAL INSURANCE, LTD.

AS BORROWER,

AND

MAIDEN INSURANCE COMPANY, LTD.
AS LENDER

EXHIBIT A. FORM OF NOTE

LOAN AGREEMENT

This LOAN AGREEMENT, dated as of November 16, 2007 (this “Agreement”), is by and between MAIDEN INSURANCE COMPANY, LTD., an insurance company formed with limited liability under the laws of the Islands of Bermuda (the “Lender”), and AMTRUST INTERNATIONAL INSURANCE, LTD., an insurance company formed with limited liability under the laws of the Islands of Bermuda (the “Borrower”).

RECITALS

WHEREAS, the Borrower and the Lender have entered into that certain Quota Share Reinsurance Agreement, dated September 17, 2007 (the “Reinsurance Agreement”); and

WHEREAS, pursuant to the Reinsurance Agreement, the parties hereto have agreed to enter into this Agreement whereby the Lender will make available to the Borrower loans (each a “Loan” and collectively, the “Loans”), which Loans will be used by the Borrower solely for the purpose set forth in Section 5.1;

NOW THEREFORE, in consideration of these premises and the terms and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1. Certain Definitions. For all purposes of this Agreement, capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Reinsurance Agreement. In addition, the following terms shall have the following meanings:

“Advance” has the meaning set forth in Section 2.1.1.

“Agreement” has the meaning set forth in the preamble hereto.

“Borrower” has the meaning set forth in the preamble hereto.

“Business Day” means a day which is not a Saturday, a Sunday or any other day, including public holidays, on which banks in the City of New York or Bermuda are authorized or required by law or executive order to close.

“Interest Period” means (i) with respect to the initial Interest Period, the period commencing on the first date on which the Lender makes an Advance to the Borrower hereunder and ending on December 31, 2007 and (ii) with respect to all succeeding Interest Periods, the three-month period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the third calendar month following such day; provided, however, that (x) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (y) no Interest Period with respect to any Loan shall end on a day that is later than the Maturity Date and (z) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Lender” has the meaning set forth in the preamble hereto.

“Loan” has the meaning set forth in the recitals hereto.

“Loan Documents” means this Agreement, any Notes, the Reinsurance Agreement, the Master Agreement dated as of July 3, 2007, by and between AmTrust Financial Services, Inc. and Maiden Holdings, Ltd. (as amended by Amendment No. 1 thereto, dated September 17, 2007, the “Master Agreement”) and all other agreements, instruments, documents and certificates, including pledges, powers of attorney, consents, assignments, contracts, notices and all other written matter whether heretofore, now or hereafter executed by or on behalf of the Borrower, or any employee of the Borrower, and delivered to the Lender in connection with this Agreement or the transactions contemplated thereby.

“Maturity Date” means, with respect to each Advance, the earliest to occur of (i) ten (10) years following the date such Advance was made with respect to an Affiliate, (ii) such time as there are no remaining Obligations due to such Affiliate under the Reinsurance Agreement in respect of which such Advance was originally made or (iii) such time as the Borrower is no longer required to secure its proportionate share of such Obligations.

“Note” has the meaning set forth in Section 2.4.2.

“Reinsurance Agreement" has the meaning set forth in the recitals hereto.

"Segregated Account” means a segregated account established by an Affiliate as described in Section C(5)(d) and D(4) of Article XXIII of the Reinsurance Agreement.

1.2. Other Interpretive Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The word “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used herein shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II.

COMMITMENT

2.1. Loan.

2.1.1. Commitment. During the term of the Reinsurance Agreement, including any renewals thereof, and any periods thereafter in which the Lender remains liable to the Borrower for Covered Business, the Lender shall make a Loan through advances (each, an “Advance”) to the Borrower in respect of the Obligations to each Affiliate that the Borrower is obligated to secure, such Advance not to exceed an amount equal to the Lender’s proportionate share of such Obligations to such Affiliate, in accordance with the Reinsurance Agreement, but only to the extent that the Lender does not elect to fund or provide for collateral in respect of such Obligations other than through Advances. The Lender and the Borrower acknowledge and agree that (x) Advances, to the extent of the amount thereof so made, shall discharge the Lender's obligation to provide security for its proportionate share of the Obligations as contemplated by Article XXIII of the Reinsurance Agreement and (y) the failure of the Borrower to obtain any Advance pursuant to this Agreement for any reason (including the non-satisfaction of any condition to such Advance) shall not discharge the Lender's obligation to provide security for its proportionate share of the Obligations as contemplated by Article XXIII of the Reinsurance Agreement.

2.1.2. Request for Advances; Frequency of Advances. Each report delivered to the Lender pursuant to Article VII of the Reinsurance Agreement (a "Quarterly Report") shall constitute a request for an Advance with respect to each Affiliate in an amount equal to the excess, if any, of (a) the Lender's proportionate share of the Obligations as set forth on such Quarterly Report in respect of such Affiliate over (b) the sum of the then current Aggregate Collateral Value with respect to such Affiliate plus the portion, if any, of Advances previously made and attributable to such Affiliate but not deposited by the Borrower into the applicable Trust Account for whatever reason. For greater certainty, the Lender shall not be required to make Advances in respect of any Affiliate more frequently than once per calendar quarter.

2.1.3. Any Advance shall be made within ten (10) days following each such request to the Lender.

2.1.4. Maturity. Each Loan arising from an Advance shall be due and payable in full on the Maturity Date with respect to such Advance.

2.1.5. Prepayments. If, as of the end of a calendar quarter, the sum of the Aggregate Collateral Value with respect to an Affiliate plus the portion, if any, of Advances with respect to such Affiliate not deposited by the Borrower into the applicable Trust Accounts for whatever reason, both calculated as of the date such prepayment is to be paid, exceeds one hundred two percent (102%) of the Lender’s proportionate share of the Obligations to such Affiliate, the Borrower shall prepay the Loans made under such Advances with respect to such Affiliate within forty-five (45) days following the end of such quarter in an amount equal to (a) the lesser of the amount of such Advances or such excess minus (b) any amounts then due and payable by the Lender under the Reinsurance Agreement. For greater certainty, upon remittance by the Borrower of the payment described in the immediately preceding sentence, the amount described in clause (b) of such sentence shall be considered to be repaid to the Lender for purposes of this Agreement and shall be considered to be paid to the Borrower for purposes of the Reinsurance Agreement.

2.1.6. Automatic Reduction in Principal. If an Affiliate withdraws Loan proceeds from a Trust Account into which Advances with respect to such Affiliate have been deposited, or from a Segregated Account that is funded by withdrawals from such a Trust Account, for the purpose of reimbursing such Affiliate for Ultimate Net Loss not received from the Borrower or for unearned premiums due to such Affiliate but not otherwise paid by the Borrower, the outstanding principal amount of the Loan with respect to such Affiliate automatically shall be reduced by the amount of such withdrawal and, as of the date the Affiliate applies such amount for such purposes, interest shall no longer be due on the amount of the reduction in principal.

2.2. Interest Rate. Each Loan shall bear interest in an amount equal to the actual amount of dividends, interest and other income earned on the portion of such Loan deposited in the Trust Accounts and, to the extent so transferred, the portion of such Loan held by an Affiliate in a Segregated Account, less any amounts due and payable (i) by the Lender under the Reinsurance Agreement or the Asset Management Agreement or (ii) to any Trustee with respect to loan proceeds deposited into a Trust Account; provided, however, that such interest shall be payable only to the extent that, after giving effect to the payment of such interest, the sum of (a) Aggregate Collateral Value with respect to such Affiliate plus (b) the portion, if any, of Advances not deposited by the Borrower into the applicable Trust Accounts for whatever reason, both calculated as of the date such interest is to be paid, would not be less than the Lender’s proportionate share of the Obligations to such Affiliate as of such date.

2.3. Interest Payment Dates. Subject to Section 2.2, all interest accruing during a calendar quarter (as determined pursuant to the terms of Section 2.2) shall be payable not later than sixty (60) calendar days following the end of such calendar quarter.

2.4. Evidence of Indebtedness.

2.4.1. The Lender shall maintain records in which it will record (i) the amount of each Advance extended hereunder and (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Lender hereunder.

2.4.2. Each Advance under the Loan shall be evidenced by a promissory note in substantially the form of Exhibit A attached hereto (a “Note”). The Borrower shall prepare, execute and deliver to the Lender the Note payable to the order of the Lender upon delivery by the Lender of the first Advance made hereunder. Each Advance evidenced by the Note and interest thereon shall at all times be represented by the Note.

ARTICLE III.

CONDITIONS PRECEDENT; REMEDIES

3.1. Effectiveness. This Agreement shall become effective as of when this Agreement or counterparts hereof shall have been duly executed by the Borrower and the Lender.

3.2. Each Credit Extension. The Lender shall not be required to make any Advance if and to the extent, on the date of any such Advance (a) the Borrower shall have failed to perform any of its obligations (including its payment obligations) under Article XXIII of the Reinsurance Agreement after expiration of any applicable cure period, or (b) after giving effect to any such Advance, the Aggregate Collateral Value would exceed an amount equal to the Lender's proportionate share of the Obligations to an Affiliate. The foregoing sentence shall not be construed to be the Lender's sole or exclusive remedy in respect of the Borrower, and the Lender expressly reserves the right to exercise any rights or remedies available to it hereunder, under any other Loan Documents or at law or equity, including without limitation the Lender’s rights and remedies under the Guarantee.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lender as follows:

4.1. Organization; Power. The Borrower (a) is an insurance company formed with limited liability, duly organized, validly existing and in good standing under the laws of the Islands of Bermuda and (b) has the power to (i) execute, deliver and perform its obligations under this Agreement and (ii) consummate all of the transactions contemplated hereby.

4.2. Authorization. The execution, delivery and performance by the Borrower of this Agreement (a) have been duly authorized by all requisite corporate action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation in any material respect or the certificate of authority or other constitutive documents of the Borrower, (B) any order or decree of any court, or any rule, regulation or order of any other agency of government binding upon the Borrower or (C) any provisions of any indenture, agreement or other instrument to which the Borrower or any of its properties or assets are or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (b)(i)(C) above or (iii) result in the creation or imposition of any lien upon any property or assets of the Borrower.

4.3. Governmental Approvals. No registration or filing with, or consent or approval of, or action by, any federal, state or other governmental or regulatory authority is or will be required in connection with the execution, delivery and performance by the Borrower of this Agreement.

4.4. Binding Effect. This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws from time to time in effect affecting the enforcement of creditors’ rights generally.

ARTICLE V.

COVENANTS

5.1. Use of Proceeds. The Borrower shall as soon as commercially practicable deposit all proceeds from Advances into Trust Accounts (as defined in Article XXIII of the Reinsurance Agreement) that have been established for each Affiliate. The Borrower shall notify the Lender in writing promptly following each deposit of an Advance into a Trust Account.

5.2. Compliance with Loan Documents. The Borrower agrees that it will do or cause to be done all things necessary for Borrower and the Affiliates to comply with the terms of the Loan Documents.

5.3. Existence. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

ARTICLE VI.

MISCELLANEOUS

6.1. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement, and no consent to the departure by the Borrower or the Lender therefrom, shall be effective unless in writing signed by the Lender and the Borrower , and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6.2. Notices. Any notice and other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission (and immediately after transmission confirmed by telephone), or sent by certified, registered or express mail, postage prepaid; provided, however, that the party delivering a communication by facsimile transmission shall retain the electronically generated confirmation of delivery, showing the telephone number to which the transmission was sent and the date and time of the transmission. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (and immediately after transmission confirmed by telephone), or, if mailed, on the date shown on the receipt therefore, as follows (or to such other address or facsimile number as the party shall furnish the other party in accordance with this paragraph):

If to the Borrower, to:

AmTrust International Insurance, Ltd.
Suite 102 Washington Mall
7 Reid Street
Hamilton HM 11
Bermuda
Tel: 441.292.6564
Fax: 441.292.5796

With a copy to:

AmTrust Financial Services, Inc.
59 Maiden Lane, 6th Floor
New York, NY 10038
Tel: 212.220.7120
Fax: 212.220.7130
Attention: General Counsel

If to the Lender, to:

Maiden Insurance Company, Ltd.
Suite 104 Washington Mall
7 Reid Street
Hamilton HM 11
Bermuda
Attention: CFO
Tel: 441.295.5225
Fax: 441.292.0471

With a copy to:

Conyers Dill and Pearman
Clarendon House
2 Church Street
PO Box HM 666
Hamilton HM CX
Bermuda
Attention: Christopher Garrod, Esq.
Tel: (441) 295 1422
Fax: (441) 292 4720

6.3. No Partnership. The parties hereto are independent contractors, and neither party nor its employees or agents will be deemed to be employees or agents of the other for any purpose or under any circumstances. No partnership, joint venture, alliance, fiduciary or any relationship other than that of independent contractors is created hereby, expressly or by implication.

6.4. Binding Effect; Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no party hereto may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each other party hereto. Except as provided in the preceding sentence, nothing in this Agreement, expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, agreements, representations or provisions contained herein.

6.5. No Waiver; Cumulative Remedies. No failure by any Person to exercise, and no delay by any Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

6.6. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.7. Arbitration; Governing Law; Jurisdiction; Etc.

6.7.1. ARBITRATION. As a condition precedent to any right of action hereunder, any dispute arising out of the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be submitted for arbitration in accordance with the terms and provisions of ARTICLE XVI of the Reinsurance Agreement.

6.7.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTIONS.

6.7.3. SUBMISSION TO JURISDICTION. WITHOUT LIMITING THE PROVISIONS OF SECTION 6.7.1 AS TO ARBITRATION, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY ARBITRAL AWARD, AND , SUBJECT TO SECTION 6.7.1, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

6.7.4. WAIVER OF VENUE. WITHOUT LIMITING THE PROVISIONS OF SECTION 6.7.1 AS TO ARBITRATION, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 6.7.3. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

6.7.5. SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.2. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

6.8. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

6.9. Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

6.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

6.11. Termination. This Agreement shall terminate upon termination of the Reinsurance Agreement and payment in full of all principal of and interest on the Notes; provided that Lender shall have no further obligation with respect to its proportionate share of the Obligations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the date first above written.

LENDER:

MAIDEN INSURANCE COMPANY, LTD.

By: /s/ Bentzion S. Turin
Name: Bentzion S. Turin
Title: Chief Operating Officer

BORROWER:

AMTRUST INTERNATIONAL INSURANCE, LTD.

By: /s/ Michael F. Bott
Name: Michael F. Bott
Title: Senior Vice-President

Signature Page to
Loan Agreement

EXHIBIT A

Form of Note

[Date]

AmTrust International Insurance, Ltd. (the “Borrower”), promises to pay to the order of Maiden Insurance Company, Ltd. and its successors and assigns (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loan in full on the Maturity Date and shall make such mandatory prepayments as are required to be made under the terms of the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder, which record shall identify the Affiliate in respect of which each such Loan shall have been made.

This Note is one of the Loans issued pursuant to, and is entitled to the benefits of, the Loan Agreement dated as of November 16, 2007 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), by and between the Borrower and the Lender, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written.

AMTRUST INTERNATIONAL INSURANCE, LTD.

By:________________________________________
Name:
Title:

Exhibit A

NOTE OF AMTRUST INTERNATIONAL INSURANCE, LTD.
DATED _________________________________,

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL IN RESPECT OF EACH AFFILIATE

		Principal	Principal
		Amount of	Amount	Unpaid
Affiliate	Date	Advance	Paid	Balance

		Principal	Principal
		Amount of	Amount	Unpaid
Affiliate	Date	Advance	Paid	Balance

Exhibit A